UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 3, 2013
TEXAS INSTRUMENTS INCORPORATED
(Exact name of Registrant as specified in its charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant's telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
As previously announced, Texas Instruments Incorporated (“TI,” “we” or “our”) has restructured its Wireless business to focus investments on embedded markets with greater potential for sustainable growth instead of the smartphone and consumer tablet markets. Consistent with this restructuring, effective January 1, 2013, the Wireless segment was eliminated and our embedded wireless products are now included in our Embedded Processing segment. The remaining Wireless products are now included in Other. We also reclassified certain products, primarily radio frequency identification (RFID) products, from Other to Embedded Processing. Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, reflects these changes.
We are filing this Current Report on Form 8-K to recast the description of business, certain notes to the financial statements and management's discussion and analysis for the periods presented in our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), to reflect the change in reportable segments. Only the following notes to the financial statements have been recast from their previous presentation:
Note 1 - Description of business and significant accounting policies and practices
Note 3 - Restructuring charges/other
Note 10 - Goodwill and acquisition-related intangibles
Note 16 - Segment and geographic area data
Exhibits 99.1 and 99.2 to this Report contain the recast information. The information presented in Exhibits 99.1 and 99.2 does not reflect events occurring after the filing of the 2012 Form 10-K. For information concerning significant developments and other changes to our business since the filing of the 2012 Form 10-K, please review our subsequent SEC filings.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit
23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Description of business from the Registrant's Annual Report on Form 10-K for the year ended December 31, 2012, recast to reflect changes in segment reporting
99.2
Financial Statements and Supplementary Data and Management's Discussion and Analysis of Financial Condition and Results of Operations from the Registrant's Annual Report on Form 10-K for the year ended December 31, 2012, recast to reflect changes in segment reporting

101.ins	Instance Document
101.sch	XBRL Taxonomy Schema
101.cal	XBRL Taxonomy Calculation Linkbase
101.lab	XBRL Taxonomy Labels Linkbase
101.pre	XBRL Taxonomy Presentation Linkbase
101.Def	XBRL Taxonomy Definitions Documents

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ Kevin P. March
Kevin P. March Senior Vice President and Chief Financial Officer

Date: May 3, 2013